Exhibit 99.2

The PMI Group, Inc.

First Quarter 2011

Financial Supplement

THE PMI GROUP, INC. AND SUBSIDIARIES

FINANCIAL RESULTS AND STATISTICAL INFORMATION FOR THE PERIOD ENDED MARCH 31, 2011

THE PMI GROUP, INC. AND SUBSIDIARIES (the “Company”)

FINANCIAL RESULTS AND STATISTICAL INFORMATION FOR THE PERIOD ENDED MARCH 31, 2011

Notes to Financial Results and Statistical Information:

(1)

For the quarters ended March 31, 2011 and 2010, the Company’s equity in (losses) earnings from unconsolidated subsidiaries include CMG Mortgage Insurance Company, CMG Mortgage Reinsurance Company and CMG Mortgage Assurance Company (collectively, “CMG MI”) and certain limited partnership interests.

(2)

Effective January 1, 2008, The PMI Group, Inc. adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 Fair Value Measurements and Disclosures and the fair value option outlined in FASB ASC Topic 825 Financial Instruments. The Company elected to adopt the fair value option for certain corporate debt on the adoption date.

(3)

Due to the net losses in the quarters ended March 31, 2011 and 2010, normally dilutive components of shares outstanding such as stock options were not included in fully diluted shares outstanding as their inclusion would have been anti-dilutive.

(4)

U.S. Mortgage Insurance Operations segment includes the operating results of PMI Mortgage Insurance Co. (“MIC”), PMI Mortgage Assurance Co. (“PMAC”), formerly Commercial Loan Insurance Co., and affiliated U.S. mortgage insurance and reinsurance companies (collectively, “PMI”). Effective January 1, 2010, PMAC was merged into the U.S. Mortgage Insurance Operations segment. CMG Mortgage Insurance Company and its affiliates are accounted for under the equity method of accounting and their operating results are reported in equity in (losses) earnings from unconsolidated subsidiaries.

(5)	International Operations segment includes PMI Europe and PMI Canada.

(6)

Effective December 31, 2009, the Company combined its Corporate and Other and Financial Guaranty segments into Corporate and Other segment for all periods presented. For the quarter ended March 31, 2011, the Corporate and Other segment includes other income and related operating expenses of PMI Mortgage Services Co. investment income, change in fair value of certain debt instruments, interest expense, intercompany eliminations and corporate expenses of the Holding Company; equity in earnings (losses) from certain limited partnerships. For the quarter ended March 31, 2010 the Corporate and Other segment includes other income and related operating expenses of PMI Mortgage Services Co. investment income, change in fair value of certain debt instruments, interest expense, intercompany eliminations and corporate expenses of the Holding Company; the results of WMAC, equity in earnings (losses) from certain limited partnerships and our equity investment in FGIC (which the Company sold in July 2010). PMI Guaranty Co.’s (“PMI Guaranty”) operating results are reported as discontinued operations for all periods presented. The Company merged PMI Guaranty into its U.S. Mortgage Insurance Operations during the fourth quarter of 2008.

(7)

The loss ratio is expressed as a ratio of losses and loss adjustment expenses (“LAE”) from continuing operations to premiums earned from continuing operations. The expense ratio is expressed as a ratio of the sum of amortization of deferred policy acquisition costs and other underwriting and operating expenses from continuing operations to net premiums written from continuing operations.

(8)

The Company received proceeds of $285 million upon issuance of the 4.50% Convertible Notes due 2020. The Company contributed the proceeds of $285 million to MIC in the form of a surplus note. On April 30, 2010, MIC issued a surplus note for a face value of $261 million to the Company and on May 5, 2010, MIC issued a second surplus note for a face value of $24 million to the Company, for a total of $285 million.

(9)

Pool insurance includes modified pool, GSE pool, old pool and all other pool insurance products for U.S. Mortgage Insurance Operations. Beginning March 31, 2009, pool risk in force has been adjusted to reflect reserves established on pool which has the effect of reducing the risk layer.

(10)	PMI’s persistency rate was calculated based upon the percentage of primary insurance in force at the beginning of a 12-month period that remains in force at the end of that period.

(11)

The statutory risk-to-capital ratio is for MIC only. As of March 31, 2009, the Company began adjusting its statutory risk-to-capital ratio based on recent regulatory clarification to exclude delinquent risk in force for which a loss reserve has been established.

(12)	The excess minimum policyholders’ position is the surplus above the required minimum policyholders position. The excess minimum policyholders position is for MIC only.

(13)	As of data, such as insurance in force, risk in force, policy in force and loans in default, are the same as the recent period end in the total column.

(14)

The Company reclassified ceded claims paid from pool claims paid to primary claims paid and is now included in ‘Ceded claims, supplemental and other’ for all periods presented. Included in Ceded claims, supplemental and other are amounts recovered from captive trust accounts due to the termination of captive agreements.

(15)

Loss severity is, for a given period, initial claims paid as a percentage of the total risk in force of loans for which claims were paid. Initial claims paid does not include supplemental and other payments.

Note:	The interim financial and statistical information contained in this material is unaudited. Certain prior period’s information has been reclassified to conform to the current periods’ presentation.

The PMI Group, Inc.’s Investor and Media Relations Contacts:

Bill Horning	Kosta Karmaniolas, CFA
Vice President, Investor Relations, Public Relations and Corporate Capital Management and Analysis	Director, Investor Relations and Corporate Capital Management and Analysis
(925) 658-6193	(925) 658-6137

THE PMI GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended March 31,
	2011	2010
	(Unaudited)
	(Dollars and shares in thousands, except per share data)
Net premiums written	$124,973	$151,541

Revenues
Premiums earned	$120,306	$153,030
Net gain from credit default swaps	784	1,718
Net investment income	16,722	26,688
Equity in losses from unconsolidated subsidiaries (1)	(1,299)	(4,410)
Net realized investment (losses) gains	(81)	7,433
Change in fair value of certain debt instruments (2)	21,656	(40,813)
Other income	1,920	5

Total revenues	160,008	143,651

Losses and expenses
Losses and loss adjustment expenses	241,110	342,289
Amortization of deferred policy acquisition costs	4,156	3,876
Other underwriting and operating expenses	27,679	33,960
Interest expense	13,511	9,523

Total losses and expenses	286,456	389,648

Loss before income taxes	(126,448)	(245,997)
Income tax expense (benefit)	376	(89,010)

Net loss	$(126,824)	$(156,987)

Diluted net loss per share	$(0.79)	$(1.90)

Share data:
Basic weighted average common shares outstanding	161,313	82,776
Stock options and other dilutive components (3)	—	—

Diluted weighted average common shares outstanding (3)	161,313	82,776

THE PMI GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	March 31, 2011	December 31, 2010	March 31, 2010
	(Unaudited)	(Audited)	(Unaudited)
	(Dollars and shares in thousands, except per share data)
Assets
Investments:
Fixed income securities	$2,673,019	$2,651,206	$2,092,834
Equity securities:
Common	27,235	30,664	32,128
Preferred	113,492	120,421	172,776
Short term investments	17,559	17,867	1,632

Total investments	$2,831,305	$2,820,158	$2,299,370
Cash and cash equivalents	211,497	267,705	859,131
Investments in unconsolidated subsidiaries	119,230	121,040	135,241
Reinsurance recoverables	439,324	459,671	666,298
Deferred policy acquisition costs	48,115	46,372	42,642
Property, equipment and software, net of accumulated depreciation and amortization	83,234	85,186	97,105
Deferred tax assets	143,847	142,899	229,660
Other assets	214,604	275,956	281,619

Total assets	$4,091,156	$4,218,987	$4,611,066

Liabilities
Reserve for losses and loss adjustment expenses	$2,886,440	$2,869,765	$3,209,746
Reserve for premium refunds	106,535	88,696	83,997
Unearned premiums	69,012	64,298	69,866
Debt	589,859	616,158	424,570
Other liabilities	151,464	164,800	245,460

Total liabilities	3,803,310	3,803,717	4,033,639
Shareholders’ equity
Common stock	1,971	1,971	1,193
Additional paid-in capital, treasury stock and retained earnings	280,803	406,813	504,490
Unrealized (losses) gains on investments, net of deferred taxes	(37,555)	(28,852)	37,248
Pension liability adjustment, net of deferred taxes	(11,668)	(11,668)	(8,557)
Effective portion of losses on cash flow hedges, net of deferred taxes	(3,950)	(4,103)	(4,455)
Foreign currency translation gains, net of deferred taxes	58,245	51,109	47,508

Total shareholders’ equity	287,846	415,270	577,427

Total liabilities and shareholders’ equity	$4,091,156	$4,218,987	$4,611,066

Basic shares issued and outstanding	161,541	161,168	83,006

Book value per share	$1.78	$2.58	$6.96

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS RESULTS OF OPERATIONS - THREE MONTHS ENDED MARCH 31, 2011 AND 2010

	U.S. Mortgage Insurance Operations (4)	International Operations (5)	Corporate and Other (6)	Consolidated Total
	Three Months Ended March 31, 2011 (Unaudited)
	(Dollars in thousands)
Net premiums written	$124,148	$825	$—	$124,973

Revenues
Premiums earned	$119,044	$1,262	$—	$120,306
Net gain from credit default swaps	—	784	—	784
Net investment income	16,060	530	132	16,722
Equity in (losses) earnings from unconsolidated subsidiaries (1)	(1,452)	—	153	(1,299)
Net realized investment losses	(74)	(7)	—	(81)
Change in fair value of certain debt instruments (2)	—	—	21,656	21,656
Other income	1,917	3	—	1,920

Total revenues	135,495	2,572	21,941	160,008

Losses and expenses
Losses and loss adjustment expensee	238,994	2,116	—	241,110
Amortization of deferred policy acquisition costs	4,156	—	—	4,156
Other underwriting and operating expenses	25,032	1,430	1,217	27,679
Interest expense	3,223	—	10,288	13,511

Total losses and expenses	271,405	3,546	11,505	286,456

(Loss) income before income taxes	(135,910)	(974)	10,436	(126,448)
Income tax expense	376	—	—	376

Net (loss) income	$(136,286)	$(974)	$10,436	$(126,824)

Loss ratio (7)	200.8%
Expense ratio (7)	23.5%
Combined ratio	224.3%

	Three Months Ended March 31, 2010 (Unaudited)
	(Dollars in thousands)
Net premiums written	$150,938	$603	$—	$151,541

Revenues
Premiums earned	$151,628	$1,402	$—	$153,030
Net gain from credit default swaps	—	1,718	—	1,718
Net investment income	25,033	1,525	130	26,688
Equity in losses from unconsolidated subsidiaries (1)	(4,289)	—	(121)	(4,410)
Net realized investment gains	7,170	263	—	7,433
Change in fair value of certain debt instruments (2)	—	—	(40,813)	(40,813)
Other (loss) income	(1)	6	—	5

Total revenues (expenses)	179,541	4,914	(40,804)	143,651

Losses and expenses
Losses and loss adjustment expenses	341,537	752	—	342,289
Amortization of deferred policy acquisition costs	3,876	—	—	3,876
Other underwriting and operating expenses	30,090	1,800	2,070	33,960
Interest expense	74	—	9,449	9,523

Total losses and expenses	375,577	2,552	11,519	389,648

(Loss) income before income taxes	(196,036)	2,362	(52,323)	(245,997)
Income tax (benefit) expense	(74,253)	2,345	(17,102)	(89,010)

Net (loss) income	$(121,783)	$17	$(35,221)	$(156,987)

Loss ratio (7)	225.2%
Expense ratio (7)	22.5%
Combined ratio	247.7%

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS BALANCE SHEETS

	U.S. Mortgage Insurance Operations (4)	International Operations (5)	Corporate and Other (6)	Consolidated Total
	March 31, 2011 (Unaudited)
	(Dollars in thousands)
Assets
Investments:
Fixed income securities	$2,527,434	$143,721	$1,864	$2,673,019
Equity securities:
Common	27,235	—	—	27,235
Preferred	113,492	—	—	113,492
Short term investments	17,535	24	—	17,559

Total investments	$2,685,696	$143,745	$1,864	$2,831,305
Cash and cash equivalents	107,895	32,187	71,415	211,497
Investments in unconsolidated subsidiaries	105,331	—	13,899	119,230
Reinsurance recoverables	439,324	—	—	439,324
Deferred policy acquisition costs	48,115	—	—	48,115
Property, equipment and software, net of accumulated depreciation and amortization	21,749	—	61,485	83,234
Deferred tax assets	62,297	81,550	—	143,847
Other assets (liabilities)	208,476	7,159	(1,031)	214,604

Total assets	$3,678,883	$264,641	$147,632	$4,091,156

Liabilities
Reserve for losses and loss adjustment expenses	$2,860,635	$25,805	$—	$2,886,440
Reserve for premium refunds	106,535	—	—	106,535
Unearned premiums	65,155	3,857	—	69,012
Debt (8)	285,000	—	304,859	589,859
Other liabilities	143,238	6,258	1,968	151,464

Total liabilities	3,460,563	35,920	306,827	3,803,310

Shareholders’ equity (deficit)	218,320	228,721	(159,195)	287,846

Total liabilities and shareholders’ equity	$3,678,883	$264,641	$147,632	$4,091,156

	December 31, 2010 (Audited)
	(Dollars in thousands)
Assets
Investments:
Fixed income securities	$2,503,680	$145,694	$1,832	$2,651,206
Equity securities:
Common	30,664	—	—	30,664
Preferred	120,421	—	—	120,421
Short term investments	17,843	24	—	17,867

Total investments	$2,672,608	$145,718	$1,832	$2,820,158
Cash and cash equivalents	158,072	28,513	81,120	267,705
Investments in unconsolidated subsidiaries	106,470	—	14,570	121,040
Reinsurance recoverables	459,671	—	—	459,671
Deferred policy acquisition costs	46,372	—	—	46,372
Property, equipment and software, net of accumulated depreciation and amortization	22,769	—	62,417	85,186
Deferred tax assets	61,349	81,550	—	142,899
Other assets	263,019	6,895	6,042	275,956

Total assets	$3,790,330	$262,676	$165,981	$4,218,987

Liabilities
Reserve for losses and loss adjustment expenses	$2,846,580	$23,185	$—	$2,869,765
Reserve for premium refunds	88,696	—		88,696
Unearned premiums	60,227	4,071	—	64,298
Debt	285,000	—	331,158	616,158
Other liabilities	154,099	6,920	3,781	164,800

Total liabilities	3,434,602	34,176	334,939	3,803,717

Shareholders’ equity (deficit)	355,728	228,500	(168,958)	415,270

Total liabilities and shareholders’ equity	$3,790,330	$262,676	$165,981	$4,218,987

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS SEGMENT (4) RESULTS OF OPERATIONS

	2011	2010
	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010	Total
		(Dollars in thousands)
Income Statement Components - Quarter Ended
Revenues
Premiums written:
Direct premiums written, net of refunds	$151,064	$168,237	$168,200	$173,245	$184,877	$694,559
Ceded premiums, net of assumed	(26,916)	(27,990)	(30,903)	(31,856)	(33,939)	(124,688)

Net premiums written	124,148	140,247	137,297	141,389	150,938	569,871
Change in unearned premiums	(5,104)	(4,142)	(459)	4,458	690	547

Premiums earned	$119,044	$136,105	$136,838	$145,847	$151,628	$570,418
Net investment income	16,060	11,961	15,522	21,330	25,033	73,846
Equity in losses from unconsolidated subsidiaries (1)	(1,452)	(6,375)	(2,912)	(3,856)	(4,289)	(17,432)
Net realized investment (losses) gains	(74)	5,596	82,487	(1)	7,170	95,252
Other income (loss)	1,917	2,077	2,208	2,225	(1)	6,509

Total revenues	135,495	149,364	234,143	165,545	179,541	728,593

Losses and expenses
Losses and loss adjustment expenses	238,994	281,381	315,323	318,551	341,537	1,256,792
Amortization of deferred policy acquisition costs	4,156	5,763	4,637	4,163	3,876	18,439
Other underwriting and operating expenses	25,032	25,473	26,363	25,487	30,090	107,413
Interest expense	3,223	3,169	3,193	2,175	74	8,611

Total losses and expenses	271,405	315,786	349,516	350,376	375,577	1,391,255

Loss before income taxes	(135,910)	(166,422)	(115,373)	(184,831)	(196,036)	(662,662)
Income tax expense (benefit)	376	2,625	136,181	(69,195)	(74,253)	(4,642)

Net loss	$(136,286)	$(169,047)	$(251,554)	$(115,636)	$(121,783)	$(658,020)

Loss ratio (7)	200.8%	206.7%	230.4%	218.4%	225.2%	220.3%
Expense ratio (7)	23.5%	22.3%	22.6%	21.0%	22.5%	22.1%
Combined ratio	224.3%	229.0%	253.0%	239.4%	247.7%	242.4%

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS SEGMENT (4) BALANCE SHEETS

	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010
			(Dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments:
Fixed income securities	$2,527,434	$2,503,680	$1,943,073	$2,055,974	$1,940,169
Equity securities:
Common	27,235	30,664	26,562	28,877	31,840
Preferred	113,492	120,421	126,276	163,823	172,776
Short term investments	17,535	17,843	438	1,117	1,610

Total investments	$2,685,696	$2,672,608	$2,096,349	$2,249,791	$2,146,395
Cash and cash equivalents	107,895	158,072	947,281	879,292	772,382
Investments in unconsolidated subsidiaries	105,331	106,470	117,545	117,858	120,391
Reinsurance recoverables	439,324	459,671	522,116	613,646	666,298
Deferred policy acquisition costs	48,115	46,372	46,115	44,519	42,642
Property, equipment and software, net of accumulated depreciation and amortization	21,749	22,769	25,891	28,775	31,829
Deferred tax assets	62,297	61,349	95,137	223,552	157,466
Other assets	208,476	263,019	353,087	342,700	270,521

Total assets	$3,678,883	$3,790,330	$4,203,521	$4,500,133	$4,207,924

Liabilities
Reserve for losses and loss adjustment expenses	$2,860,635	$2,846,580	$2,894,198	$2,993,198	$3,171,564
Reserve for premium refunds	106,535	88,696	88,314	86,566	83,997
Unearned premiums	65,155	60,227	56,327	56,150	60,816
Debt (8)	285,000	285,000	285,000	285,000	—
Other liabilities	143,238	154,099	266,189	195,522	223,909

Total liabilities	3,460,563	3,434,602	3,590,028	3,616,436	3,540,286

Shareholders’ equity	218,320	355,728	613,493	883,697	667,638

Total liabilities and shareholders’ equity	$3,678,883	$3,790,330	$4,203,521	$4,500,133	$4,207,924

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (1)

	2011	2010
	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010	Total
		(Dollars in millions)
New Insurance Written
Flow insurance written	$1,471	$2,214	$2,004	$1,567	$964	$6,749
Primary new risk written	$352	$514	$468	$374	$214	$1,570
Product mix as a % of primary new insurance written:
High LTV (above 97% LTV’s)	0%	0%	0%	0%	0%	0%
95.01% to 97% LTV’s	0%	0%	0%	0%	0%	0%
90.01% to 95% LTV’s	36%	33%	30%	29%	26%	30%
85.01% to 90% LTV’s	47%	47%	52%	54%	55%	51%
85% and below	17%	20%	18%	17%	19%	19%
Less than A quality loans	0%	0%	0%	0%	0%	0%
Alt-A loans	0%	0%	0%	0%	0%	0%
Interest only loans	0%	0%	0%	0%	0%	0%
Payment option ARMS	0%	0%	0%	0%	0%	0%
ARMs	0%	0%	0%	0%	0%	0%
Monthlies	65%	67%	72%	79%	84%	73%
Refinances	36%	47%	37%	20%	33%	36%
Structured transactions	0%	0%	0%	0%	0%	0%
Captive reinsurance arrangements
Percentage of flow NIW subject to captive reinsurance arrangements	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Percentage of primary NIW subject to captive reinsurance arrangements	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Percentage of primary IIF subject to captive reinsurance arrangements	39.4%	40.4%	44.1%	44.8%	45.6%	40.4%
Percentage of primary RIF subject to captive reinsurance arrangements	40.3%	41.3%	45.2%	45.8%	46.6%	41.3%

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (2)

	2011		2010
	3/31/2011		12/31/2010	9/30/2010	6/30/2010	3/31/2010	Total (13)
			(Dollars in millions, except loan size)
Primary Insurance and Risk-in-Force
Primary insurance in force
Flow	$87,084		$88,928	$91,219	$93,453	$95,539	$88,928
Structured transactions	12,251		12,782	13,345	14,118	14,731	12,782

Total	$99,335		$101,710	$104,564	$107,571	$110,270	$101,710

Primary risk-in-force
Flow	$21,423		$21,864	$22,444	$22,999	$23,510	$21,864
Structured transactions	2,869		2,992	3,124	3,305	3,447	2,992

Total	$24,292		$24,856	$25,568	$26,304	$26,957	$24,856

Pool risk-in-force (9)	$591		$606	$624	$828	$884	$606
Primary risk-in-force - credit score distribution
Total
620 or above	93.5%		93.5%	93.4%	93.4%	93.3%	93.5%
619-575	4.8%		4.8%	4.9%	4.9%	5.0%	4.8%
574 or below	1.7%		1.7%	1.7%	1.7%	1.7%	1.7%
Primary average loan size (in thousands)
Flow	$162.8		$162.4	$162.3	$162.0	$161.6	$162.4
Structured transactions	$156.6		$156.5	$156.7	$158.3	$158.7	$156.5
Total	$162.0		$161.7	$161.5	$161.5	$161.2	$161.7
Persistency (10)
Primary persistency rate	83.5%		83.5%	84.7%	85.6%	84.9%	83.5%
Risk-to-capital ratio (11)	24.4 to 1	(A)	19.9 to 1	17.2 to 1	15.8 to 1	26.6 to 1	19.9 to 1
Minimum policyholders’ position (12) excess (deficit)	$39.2	(A)	$184.3	$332.1	$415.5	$(57.4)	$184.3

(A)	Preliminary.

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (3)

	3/31/2011		12/31/2010		3/31/2010
	Primary Risk in Force	Percent of Total	Primary Risk in Force	Percent of Total	Primary Risk in Force	Percent of Total
	(In millions)		(In millions)		(In millions)
Policy Year As a Percentage of Primary Risk-in-Force (RIF)
Prior to 2000	$300	1.2%	$331	1.3%	$403	1.5%
2000	77	0.3%	81	0.3%	97	0.4%
2001	263	1.1%	281	1.1%	336	1.2%
2002	589	2.4%	621	2.5%	732	2.7%
2003	1,626	6.7%	1,713	6.9%	2,019	7.5%
2004	1,895	7.8%	1,970	7.9%	2,236	8.3%
2005	2,808	11.6%	2,902	11.7%	3,326	12.3%
2006	3,466	14.3%	3,603	14.5%	4,174	15.5%
2007	6,415	26.4%	6,652	26.8%	7,567	28.1%
2008	3,470	14.3%	3,586	14.4%	4,064	15.1%
2009	1,565	6.5%	1,615	6.5%	1,791	6.6%
2010	1,468	6.0%	1,501	6.1%	212	0.8%
2011	350	1.4%	—	0.0%	—	0.0%

Total	$24,292		$24,856		$26,957

	3/31/2011		12/31/2010		3/31/2010
	% of Primary RIF	Primary Default Rate	% of Primary RIF	Primary Default Rate	% of Primary RIF	Primary Default Rate
Top 10 States as a Percentage of Primary Risk-in-Force,
(Ranking based on 3/31/11 RIF)
Florida	9.5%	40.3%	9.6%	40.6%	10.1%	41.6%
Texas	8.1%	10.2%	8.0%	11.5%	7.6%	12.4%
California	7.4%	28.1%	7.4%	29.5%	7.6%	36.5%
Illinois	5.2%	24.0%	5.2%	24.6%	5.2%	25.7%
Georgia	4.6%	19.2%	4.6%	20.6%	4.7%	23.2%
New York	4.1%	20.5%	4.1%	20.4%	4.0%	19.5%
Ohio	4.0%	16.4%	4.0%	17.2%	3.9%	17.7%
Pennsylvania	3.5%	15.1%	3.5%	15.8%	3.4%	15.3%
New Jersey	3.4%	25.7%	3.3%	25.4%	3.3%	25.2%
Washington	3.3%	17.8%	3.3%	17.8%	3.2%	17.2%

	2011	2010
	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010
As a Percentage of Primary Risk-in-Force - loan to value ratios
High LTV (above 97% LTV’s)	19.3%	19.5%	19.9%	20.2%	20.4%
95.01% to 97% LTV’s	3.9%	4.0%	4.0%	4.0%	4.0%
90.01% to 95% LTV’s	31.4%	31.1%	30.8%	30.6%	30.5%
85.01% to 90% LTV’s	38.5%	38.5%	38.4%	38.2%	38.1%
85% and below	6.9%	6.9%	6.9%	7.0%	7.0%
As a Percentage of Primary Risk-in-Force:
Less-than-A quality (FICO scores below 620)	6.5%	6.5%	6.6%	6.7%	6.7%
Less-than-A quality (FICO scores below 575) (A)	1.7%	1.7%	1.7%	1.7%	1.7%
Alt-A Loans:
With FICO scores of 660 and above	13.0%	13.3%	13.7%	14.2%	14.6%
With FICO scores below 660 and above 619	2.0%	2.0%	2.0%	2.1%	2.2%

Total Alt-A Loans	15.0%	15.3%	15.7%	16.3%	16.8%
ARMs (B)	7.8%	8.0%	8.3%	8.7%	9.1%
Interest Only (C)	9.6%	9.8%	10.1%	10.5%	10.8%
Payment Option ARMs	2.5%	2.6%	2.7%	2.8%	3.0%

(A)	Less-than-A quality loans with FICO scores below 575 is a subset of PMI’s less-than-A quality loan portfolio.

(B)	Approximately 0.1% of RIF is subject to initial payment adjustment in 2011.

(C)	Approximately 50.0% of interest only loans written in 2010 have an initial deferral period of 5 years or greater.

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS DEFAULT INFORMATION (1)

	2011	2010
	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010	Total (13)
		(Dollars in millions, except claim size)
Primary delinquent roll forward
Beginning delinquent inventory	127,478	131,891	138,431	147,248	150,925	150,925
Plus: New notices	24,754	28,664	29,715	28,597	34,268	121,244
Less: Cures	(25,540)	(24,236)	(25,998)	(28,008)	(29,565)	(107,807)
Less: Claims paid (A)	(5,866)	(7,614)	(9,079)	(8,284)	(6,892)	(31,869)
Less: Rescissions	(1,078)	(1,227)	(1,178)	(1,122)	(1,488)	(5,015)

Ending delinquent inventory	119,748	127,478	131,891	138,431	147,248	127,478
Claims paid
Primary claims paid - flow	$181.4	$255.7	$335.6	$311.3	$226.2	$1,128.8
Primary claims paid - structured transactions	49.5	66.1	68.8	62.2	74.2	271.3
Ceded claims, supplemental and other (14)	(57.8)	(90.6)	(140.9)	(98.6)	(64.0)	(394.1)

Total primary claims paid	173.1	231.2	263.5	274.9	236.4	1,006.0
Total pool and other (B)	16.6	18.6	45.2	156.9	21.4	242.1

Total claims paid	189.7	249.8	308.7	431.8	257.8	1,248.1
Loss adjustment expenses	14.9	16.8	14.0	12.5	13.2	56.5

Total claims paid including loss adjustment expenses	$204.6	$266.6	$322.7	$444.3	$271.0	$1,304.6
Average primary claim size (in thousands)	$29.5	$30.6	$30.2	$33.2	$34.3	$32.0
Average primary claim size - gross of ceded captive recoveries and excluding claim denials (in thousands)	$52.2	$55.4	$52.1	$51.4	$50.3	$52.2
Loss severity (15) - primary (quarterly)
Flow	56.7%	72.6%	85.9%	87.7%	85.4%	82.8%
Structured transactions	69.6%	94.9%	84.3%	74.2%	60.0%	75.6%
Total	59.0%	76.3%	85.6%	85.1%	77.4%	81.3%
Loss severity excluding claim denials (15) - primary (quarterly)
Flow	105.5%	107.3%	106.6%	106.4%	106.0%	106.6%
Structured transactions	105.0%	104.9%	105.7%	105.7%	106.5%	105.7%
Total	105.4%	106.8%	106.5%	106.3%	106.1%	106.4%
Delinquent risk-in-force rescinded per quarter	$77.3	$93.2	$85.3	$78.7	$109.2	$366.4
Claim denials per quarter - delinquent risk-in-force	$192.8	$179.0	$123.5	$108.7	$149.2	$560.4

(A)	Claims paid are net of claim reversals, reinstatements, and claim denials.

(B)	The quarter ended June 30, 2010 includes discounted accelerated claim payments associated with the restructuring of certain modified pool contracts.

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS DEFAULT INFORMATION (2)

	2011		2010
	3/31/2011		12/31/2010		9/30/2010		6/30/2010		3/31/2010
			(Dollars in millions)
Primary loans, defaults and default rates
Primary policies in force	613,251		629,154		647,319		666,204		683,888
Loans in default by payment status:
2 - 3 payments in default	22,608	19%	28,077	22%	28,922	22%	28,835	21%	30,922	21%
4 - 11 payments in default	35,357	29%	38,909	31%	42,592	32%	50,246	36%	59,669	41%
12 payments or more in default	61,783	52%	60,492	47%	60,377	46%	59,350	43%	56,657	38%

Primary loans in default	119,748	100%	127,478	100%	131,891	100%	138,431	100%	147,248	100%
Reserves for losses and LAE by payment status (A):
2 - 3 payments in default	$123.9		$160.0		$153.9		$156.6		$156.0
4 - 11 payments in default	589.1		662.5		761.6		875.5		972.3
12 payments or more in default	1,977.2		1,848.2		1,800.1		1,777.7		1,712.1

Primary loans in default	$2,690.2		$2,670.7		$2,715.6		$2,809.8		$2,840.4
Primary default rate	19.53%		20.26%		20.37%		20.78%		21.53%
Flow only default rate	18.39%		19.05%		19.21%		19.66%		20.41%
Structured transactions only default rate	27.28%		28.38%		28.08%		28.03%		28.64%
Pool default rate	14.41%		15.60%		15.40%		15.20%		16.46%
Primary default rates by loan type (B)
Alt-A loans	39.61%		40.41%		41.27%		42.41%		43.85%
Less than A quality loans	35.05%		37.62%		37.38%		37.56%		38.86%
Above 97s	24.85%		26.28%		26.32%		26.87%		28.07%
ARMs (excluding 2/28 Hybrid ARMs)	41.17%		41.83%		41.65%		41.97%		42.33%
2/28 Hybrid ARMs	51.22%		52.73%		53.50%		50.14%		51.32%
Payment option ARMs	53.22%		53.06%		52.60%		53.24%		53.71%
Interest Only	40.10%		40.94%		41.97%		42.78%		44.30%
Primary reserves for losses and LAE by loan type (A) (B)
Alt-A loans	$846.4		$872.7		$909.1		$978.3		$1,007.5
Less than A quality loans	272.2		281.8		282.0		287.6		296.7
Above 97s	652.5		645.5		661.1		685.6		698.0
ARMs (excluding 2/28 Hybrid ARMs)	377.1		388.2		401.3		426.5		444.6
2/28 Hybrid ARMs	103.7		118.2		120.7		124.1		127.8
Payment option ARMs	181.8		184.7		192.3		209.1		221.4
Interest Only	493.0		494.4		524.2		562.2		574.2

(A)	While the Company does not establish loss reserves based on payment status or loan type, the loss reserve amounts set out above have been allocated based on total delinquencies and on the number of delinquencies associated with each payment status and risk characteristic, respectively.

(B)	Loan types are not mutually exclusive as certain loans may be included in one or more of the above loan categories.

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS ANALYSIS OF LOSS RESERVES

	3/31/2011	2010
		12/31/2010	9/30/2010	6/30/2010	3/31/2010
		(Dollars in millions)
Loss Reserve Analysis
Beginning reserves for losses and LAE,	$2,846.6	$2,894.2	$2,993.2	$3,171.6	$3,138.3
Reinsurance recoverables	(459.7)	(522.1)	(613.6)	(666.3)	(703.6)

Net balance at beginning of the period	2,386.9	2,372.1	2,379.6	2,505.3	2,434.7
Loss and LAE incurred (principally with respect to defaults occurring in):
Current year	177.4	242.2	192.5	201.3	291.0
Prior years	61.6	39.2	122.8	117.3	50.5

Total incurred	239.0	281.4	315.3	318.6	341.5
Loss and LAE payments (principally with respect to defaults occurring in):
Current year	—	(26.5)	(10.7)	1.0	(3.3)
Prior years	(204.6)	(240.1)	(312.1)	(445.3)	(267.6)

Total payments	(204.6)	(266.6)	(322.8)	(444.3)	(270.9)
Net ending balance	2,421.3	2,386.9	2,372.1	2,379.6	2,505.3
Reinsurance recoverables (A)	439.3	459.7	522.1	613.6	666.3

Ending reserves for losses and LAE	$2,860.6	$2,846.6	$2,894.2	$2,993.2	$3,171.6

	3/31/2011		12/31/2010		9/30/2010		6/30/2010		3/31/2010
	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE
	(Dollars in thousands)
Loss Reserves by Book Year
2002 and prior	10,847	$124,930	11,782	$126,099	12,131	$138,897	13,641	$149,231	15,988	$132,395
2003	10,679	141,816	11,478	141,230	12,034	143,230	12,965	147,265	13,905	146,363
2004	12,805	228,319	13,470	219,518	13,742	212,702	13,971	205,279	15,666	205,582
2005	17,973	411,419	18,853	404,035	19,153	395,825	19,898	402,871	24,097	456,884
2006	28,707	644,469	31,210	667,350	32,417	673,665	33,984	700,143	36,480	792,373
2007	41,873	1,029,884	45,311	1,032,115	47,350	1,069,087	50,169	1,120,839	54,572	1,176,306
2008	9,968	265,413	10,321	245,205	10,477	251,548	10,961	259,454	11,463	255,307
2009	630	13,767	620	10,705	547	9,118	474	8,059	413	6,354
2010	34	615	22	323	10	126	8	57	—	—
2011	1	3	—	—	—	—	—	—	—	—

Total Loss Reserves	133,517	$2,860,635	143,067	$2,846,580	147,861	$2,894,198	156,071	$2,993,198	172,584	$3,171,564

	3/31/2011		12/31/2010		9/30/2010		6/30/2010		3/31/2010
	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE
	(Dollars in millions)
Primary insurance	119,748	$2,690.2	127,478	$2,670.7	131,891	$2,715.6	138,431	$2,809.8	147,248	$2,840.4
Pool insurance (9) (B)	13,769	149.9	15,589	155.4	15,970	158.1	17,640	162.6	25,336	310.4
Surety (C)	—	20.5	—	20.5	—	20.5	—	20.8	—	20.8

Total	133,517	$2,860.6	143,067	$2,846.6	147,861	$2,894.2	156,071	$2,993.2	172,584	$3,171.6

(A)	Reinsurance recoverables includes captive reinsurance agreements and other reinsurance recoverables.

(B)	Pool insurance as of September 30, 2010 excludes 55 contracts resulting in the termination of $183.7 million risk-in-force in the third quarter of 2010. Pool insurance as of June 30, 2010 excludes 12 contracts resulting in the termination of $72.7 million risk-in-force in the second quarter of 2010. Pool insurance as of March 31, 2010 excludes 32 contracts representing 26,103 delinquencies associated with restructurings resulting in the termination of $212.9 million risk-in-force in the first quarter of 2010.

(C)	Reserve for losses and LAE relates to loss reserves on PMI Guaranty’s surety business with FGIC which was commuted and merged into the Company's U.S. Mortgage Insurance Operations in the fourth quarter of 2008.

THE PMI GROUP, INC. AND SUBSIDIARIES

CMG MORTGAGE INSURANCE COMPANY STATISTICAL INFORMATION

	2011	2010
	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010	Total (13)
		(Dollars in millions, except claims paid and claim size)
Primary new insurance written	$584	$794	$669	$530	$304	$2,297
Primary insurance in force	$20,523	$20,785	$21,092	$21,351	$21,578	$20,785
Primary risk-in-force	$5,012	$5,073	$5,153	$5,217	$5,263	$5,073
Policies in force	126,224	128,129	130,217	132,225	133,886	128,129
Primary loans in default	7,073	7,533	7,367	7,282	7,168	7,533
Primary default rate	5.60%	5.88%	5.66%	5.51%	5.35%	5.88%
Persistency	83.2%	84.2%	86.3%	87.0%	85.6%	84.2%
Primary claims paid (in thousands)	$29,425	$32,030	$40,161	$28,299	$20,463	$120,953
Number of primary claims paid	599	630	849	586	470	2,535
Average primary claim size (in thousands)	$49.1	$50.8	$47.3	$48.3	$43.5	$47.7

THE PMI GROUP, INC. AND SUBSIDIARIES

INTERNATIONAL OPERATIONS SEGMENT (5) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2011	2010
	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010	Total
		(U.S. dollars in thousands)
Income Statement Components - Quarter Ended
Revenues
Premiums earned	$1,262	$3,072	$1,245	$1,235	$1,402	$6,954
Net gains from credit default swaps	784	3,859	2,249	462	1,718	8,288
Net investment income (loss)	530	1,867	(2,032)	2,400	1,525	3,760
Net realized investment (losses) gains	(7)	(60)	664	122	263	989
Other income (loss)	3	—	1	(3)	6	4

Total revenues	2,572	8,738	2,127	4,216	4,914	19,995

Losses and expenses
Losses and loss adjustment expenses	2,116	(914)	(2,287)	(631)	752	(3,080)
Amortization of deferred policy acquisition costs	—	—	—	—	—	—
Other underwriting and operating expenses	1,430	1,037	1,126	1,269	1,800	5,232

Total losses and expenses	3,546	123	(1,161)	638	2,552	2,152

(Loss) income before income taxes	(974)	8,615	3,288	3,578	2,362	17,843
Income tax expense (benefit)	—	—	641	(1,045)	2,345	1,941

Net (loss) income	$(974)	$8,615	$2,647	$4,623	$17	$15,902

	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010
		(U.S. dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments:
Fixed income and equity securities	$143,745	$145,718	$117,717	$127,262	$150,633
Cash and cash equivalents	32,187	28,513	71,208	46,588	35,793
Property, equipment and software, net of accumulated depreciation and amortization	—	—	3	6	16
Deferred tax assets	81,550	81,550	7,051	6,710	3,034
Other assets	7,159	6,895	7,108	13,480	9,602

Total assets	$264,641	$262,676	$203,087	$194,046	$199,078

Liabilities
Reserve for losses and loss adjustment expenses	$25,805	$23,185	$32,654	$33,178	$38,182
Unearned premiums	3,857	4,071	7,163	7,358	9,050
Other liabilities	6,258	6,920	13,934	14,584	32,438

Total liabilities	35,920	34,176	53,751	55,120	79,670

Shareholders’ equity	228,721	228,500	149,336	138,926	119,408

Total liabilities and shareholders’ equity	$264,641	$262,676	$203,087	$194,046	$199,078

17

THE PMI GROUP, INC. AND SUBSIDIARIES

PMI EUROPE QUARTERLY FINANCIAL INFORMATION

	2011	2010
	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010	Total
		(U.S. dollars in thousands, unless otherwise noted)
Income Statement Components - Quarter Ended
Net premiums written	$826	$105	$312	$347	$603	$1,367

Revenues
Premiums earned	$1,142	$2,852	$1,019	$1,082	$1,270	$6,223
Net gains from credit default swaps	784	3,859	2,249	462	1,718	8,288
Net investment income (loss)	463	1,795	(2,103)	2,322	1,428	3,442
Net realized investment (losses) gains	(7)	302	664	(25)	415	1,356

Total revenues	2,382	8,808	1,829	3,841	4,831	19,309

Losses and expenses
Losses and loss adjustment expenses	1,007	(1,410)	(2,556)	(731)	439	(4,258)
Amortization of deferred policy acquisition costs	—	—	—	—	—	—
Other underwriting and operating expenses	1,210	842	1,066	1,003	1,538	4,449

Total losses and expenses	2,217	(568)	(1,490)	272	1,977	191

Income before income taxes	165	9,376	3,319	3,569	2,854	19,118
Income tax expense (benefit)	—	—	642	(1,045)	2,345	1,942

Net income	$165	$9,376	$2,677	$4,614	$509	$17,176

Net income (Euros in thousands)	€120	€7,020	€2,069	€3,490	€368	€12,947

Loss ratio, expense ratio and combined ratio for PMI Europe are not meaningful.

	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010
		(U.S. dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments:
Fixed income securities	$127,011	$128,134	$100,282	$110,100	$132,829
Cash and cash equivalents	31,097	27,766	70,362	45,472	34,569
Property, equipment and software, net of accumulated depreciation and amortization	—	—	3	6	16
Other assets	13,049	12,109	12,104	18,273	10,775

Total assets	$171,157	$168,009	$182,751	$173,851	$178,189

Liabilities
Reserve for losses and loss adjustment expenses	$23,033	$21,050	$30,902	$31,268	$36,120
Unearned premiums	3,585	3,688	6,575	6,568	8,052
Other liabilities	5,871	6,504	13,572	14,393	32,130

Total liabilities	32,489	31,242	51,049	52,229	76,302

Shareholders’ equity	138,668	136,767	131,702	121,622	101,887

Total liabilities and shareholders’ equity	$171,157	$168,009	$182,751	$173,851	$178,189

THE PMI GROUP, INC. AND SUBSIDIARIES

PMI EUROPE STATISTICAL INFORMATION

	2011	2010
	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010	Total (13)
		(U.S. dollars in millions, except claims paid)
Insurance in force	$5,069	$5,110	$8,544	$8,534	$9,350	$5,110
Risk in force	$669	$674	$1,999	$1,889	$2,092	$674
Claims paid including credit default swaps (A) (in thousands)	$725	$11,646	$1,859	$2,441	$2,474	$18,420

(A)	In the fourth quarter of 2010, approximately $10.5 million of the claims paid were from certain contract commutations.

THE PMI GROUP, INC. AND SUBSIDIARIES

CORPORATE AND OTHER SEGMENT (6) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2011	2010
	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010	Total
		(Dollars in thousands)
Income Statement Components - Quarter Ended
Net premiums written	$—	$—	$—	$—	$—	$—

Revenues
Premiums earned	$—	$—	$—	$—	$—	$—
Net investment income	132	138	147	131	130	546
Equity in earnings (losses) from unconsolidated subsidiaries	153	5,514	(147)	(61)	(121)	5,185
Net realized investment (losses) gains	—	(1)	—	276	—	275
Change in fair value of certain debt instruments (2)	21,656	(19,908)	(5,125)	(47,687)	(40,813)	(113,533)
Other income	—	56	—	—	—	56

Total revenues (expenses)	21,941	(14,201)	(5,125)	(47,341)	(40,804)	(107,471)

Losses and expenses
Other underwriting and operating expenses	1,217	(555)	4,256	1,276	2,070	7,047
Interest expense	10,288	10,300	10,200	10,072	9,449	40,021

Total losses and expenses	11,505	9,745	14,456	11,348	11,519	47,068

Income (loss) before income taxes	10,436	(23,946)	(19,581)	(58,689)	(52,323)	(154,539)
Income tax expense (benefit)	—	—	12,615	(19,141)	(17,102)	(23,628)

Net income (loss)	$10,436	$(23,946)	$(32,196)	$(39,548)	$(35,221)	$(130,911)

	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010
		(Dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments:
Fixed income securities	$1,864	$1,832	$1,960	$1,906	$2,054
Equity securities: common	—	—	—	—	288

Total investments	$1,864	$1,832	$1,960	$1,906	$2,342
Cash and cash equivalents	71,415	81,120	80,451	95,961	50,956
Investments in unconsolidated subsidiaries	13,899	14,570	14,519	14,812	14,850
Property, equipment and software, net of accumulated depreciation and amortization	61,485	62,417	63,282	64,269	65,260
Deferred tax assets	—	—	39,812	52,506	69,159
Other (liabilities) assets	(1,031)	6,042	6,488	9,476	1,497

Total assets	$147,632	$165,981	$206,512	$238,930	$204,064

Liabilities
Debt	$304,859	$331,158	$303,453	$303,043	$424,570
Other liabilities (assets)	1,968	3,781	4,024	4,220	(10,887)

Total liabilities	306,827	334,939	307,477	307,263	413,683

Shareholders’ deficit	(159,195)	(168,958)	(100,965)	(68,333)	(209,619)

Total liabilities and shareholders’ deficit	$147,632	$165,981	$206,512	$238,930	$204,064